UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 29, 2017
THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Events
Offering of Senior Notes
On September 29, 2017, The Brink's Company ("Brink's" or the "Company") issued a press release announcing that it intends to commence a private offering to eligible purchasers of $500 million aggregate principal amount of senior unsecured notes due 2027 (the “Notes”). This notice is not intended to and does not constitute an offer to sell nor a solicitation for an offer to purchase any securities of the Company. A copy of the press release announcing the offering of the Notes is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
The Notes and related guarantees have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.
In accordance with General Instruction B.2 of Form 8-K, the information in the paragraphs above of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.
New Secured Credit Facility
Concurrently with the closing of the Notes offering, the Company intends to enter a new senior secured credit facility (the “Senior Secured Credit Facility”) with Wells Fargo Bank, National Association, as administrative agent, consisting of a $1,000 million revolving credit facility and a $500 million term loan facility. The proceeds of the loans and other advances of credit under the Senior Secured Credit Facility, along with the proceeds from the offering of the Notes, will be used (a) to refinance certain existing indebtedness of the Company and its subsidiaries and to pay fees, costs and expenses incurred in connection with the transactions contemplated by the Senior Secured Credit Facility and the offering of the Notes and (b) thereafter to finance working capital needs, capital expenditures, permitted acquisitions and general corporate purposes of the Company and its subsidiaries. A copy of the press release announcing the intent to enter into the Senior Secured Credit Facility is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.
Loans under the Senior Secured Credit Facility will mature five years after the closing of the Senior Secured Credit Facility and interest rates will float based on the Company’s consolidated net leverage levels. The obligations under the Senior Secured Credit Facility will be secured by a first-priority lien on all or substantially all of the assets of the Company and certain of its domestic subsidiaries, including a first-priority lien on equity interests of certain of the Company’s direct and indirect subsidiaries. The Company and certain of its domestic subsidiaries will also guaranty the obligations under the Senior Secured Credit Facility.
Under the Senior Secured Credit Facility, the Company will covenant to maintain (i) a “Consolidated Net Leverage Ratio” that is not greater than 4.00 to 1.00 (subject to the following sentence) and (ii) an “Interest Coverage Ratio” that is not less than 3.00 to 1.00, in each case with compliance tested at the end of each fiscal quarter, starting with the first fiscal quarter after the closing of the Senior Secured Credit Facility. The Senior Secured Credit Facility will provide that the Company may, from time to time, increase the level of the maximum “Consolidated Net Leverage Ratio” covenant to 4.50 to 1.00 for a period of four fiscal quarters in connection with certain “Permitted Acquisitions,” subject to the terms and conditions of the Senior Secured Credit Facility. (Capitalized terms in quotation marks in this paragraph will be defined in the Senior Secured Credit Facility.)
There can be no assurance that the Company will be able to enter into the Senior Secured Credit Facility on favorable terms or at all, including those described above. We also expect that certain affiliates of the initial purchasers of the Notes will be agents and/or lenders under the Senior Secured Credit Facility.
In accordance with General Instruction B.2 of Form 8-K, the information in the paragraphs above in this Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.
Financial Statement Disclosure
Annual Report on Form 10-K for the Year Ended December 31, 2016

In connection with the offering of the Notes described above, the Company is providing a recast of the presentation of the financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Form 10-K”) filed with the Securities and Exchange Commission (the “SEC”) (i) to reflect changes to the Company’s reportable segments, that took effect in the first quarter of 2017; and early adoption of ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost; and (ii) to incorporate by reference the recast historical financial information into the Company’s filings with the SEC. In this section of this Form 8-K, unless the context otherwise indicates, “we,” “us” and “our” mean Brink’s and its consolidated subsidiaries, and references to any of the Notes to the accompanying Consolidated Financial Statements refer to the Notes to the Consolidated Financial Statements included in Item 8 of Exhibit 99.3 to this Form 8-K.
Reportable Segments. In the first quarter of 2017, we implemented changes to our organizational and management structure that resulted in changes to our operating segments for financial reporting purposes. We report financial results under three reportable segments consisting of (1) North America, (2) South America and (3) Rest of World (“ROW”).
Early Adoption of ASU 2017-07. In March 2017, the FASB issued ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which requires an entity to report the service cost component in the same line item or items as other compensation costs arising from services rendered by the pertinent employees during the period.

The other components of net benefit cost are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations. We elected to early adopt this accounting standard in the first quarter of 2017 using the retrospective transition method for the periods presented. As a result, the consolidated statements of operations have been updated to reflect this guidance. The adoption of this accounting standard resulted in a change in certain previously reported amounts in the 2016, 2015 and 2014 statements of operations. Cost of revenues and selling, general and administrative expenses decreased and operating profit as well as interest and other income (expense) increased compared to the previously reported 2016, 2015 and 2014 amounts. The early adoption of this accounting standard had no impact on the previously reported income (loss) from continuing operations or net income (loss) for these three years.
Recast disclosure. We are filing this Form 8-K to recast our Consolidated Financial Statements as of December 31, 2016 and 2015 and for each of the years ended December 31, 2016, 2015 and 2014, to reflect the changes described above. The recast Consolidated Financial Statements and revised Notes to the Consolidated Financial Statements are included in Exhibit 99.3 to this Form 8-K, which is incorporated by reference into this Item 8.01. Also included in Exhibit 99.3 is the report of our independent registered public accounting firm on the Consolidated Financial Statements, which is unchanged from the report included in the 2016 Form 10-K, other than the dual date to reflect the recast and reissuance. Except for minor, nonsubstantive revisions, only the following notes have been revised from their previous presentation:

•
Note 1, Summary of Significant Accounting Policies, only under the captions of “Principles of Consolidation”, “Impairment of Goodwill and Long-Lived Assets”, “Venezuela” and “New Accounting Standards”;

•	Note 2, Segment Information;

•	Note 3, Retirement Benefits;

•	Note 6, Goodwill and Other Intangible Assets;

•	Note 9, Accumulated Other Comprehensive Income (Loss);

•	Note 21, Interest and Other Nonoperating Income (Expense); and

•	Note 24, Selected Quarterly Financial Data (unaudited).

In addition, Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) from the 2016 Form 10-K has been recast to reflect the changes referred to above and elimination of cross-references in the Non-GAAP reconciliation tables. Management’s Discussion and Analysis of Financial Condition and Results of Operations. The revised MD&A presentation is also included in Exhibit 99.3 to this Form 8-K and incorporated herein by reference.
The changes referred to above had no impact on our historical consolidated financial position or cash flows. Regarding our results of operations, although there is no impact on income (loss) from continuing operations or net income (loss) for any period, as previously mentioned, cost of revenues and selling, general and administrative expenses decreased and operating profit, as well as interest and other income (expense), increased compared to previously reported 2016, 2015 and 2014 amounts as a result of our early adoption of ASU 2017-07. The impacts, if any, are reflected in the recast Consolidated Financial Statements contained in Exhibit 99.3 to this Form 8-K. The recast Consolidated Financial Statements do not represent a restatement of previously issued consolidated financial statements.

The recast presentation of the financial statements contained in our 2016 Form 10-K as reported on this Form 8-K, including Exhibit 99.3, does not reflect events occurring after the filing of the 2016 Form 10-K, and does not modify or update the disclosures in the 2016 Form 10-K, other than as required to reflect the changes described above. All other information in the 2016 Form 10-K remains unchanged. Without limitation of the foregoing, this Form 8-K does not purport to update the MD&A contained in the 2016 Form 10-K for any forward-looking statements. Additional information is contained in our Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2017 and June 30, 2017 and our Current Reports on Form 8-K filed with the SEC with respect to events occurring after December 31, 2016. This Form 8-K should be read in conjunction with the 2016 Form 10-K, our Form 10-Q for the quarterly periods ended March 31, 2017 and June 30, 2017 and our Current Reports on Form 8-K filed subsequent to the filing of the 2016 Form 10-K. The Exhibits provided with this Form 8-K shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.
Quarterly Financial Information

We report certain corporate and other non-core operating activities under the heading “Other Items Not Allocated to Segments”. In the third quarter of 2017, the Chief Operating Decision Maker elected to view the performance of the segments without certain costs that relate to the Company’s previously announced acquisition strategy. As a result, amortization costs of intangible assets resulting from acquisitions are included in “Other Items Not Allocated to Segments” and are also excluded from our non-GAAP operating profit results.
The Company is providing certain unaudited historical information for the full year 2014, each quarter in 2015 and 2016 and the first and second quarters of 2017, revised to reflect the Company's changes to “Other Items Not Allocated to Segments”, to assist investors in making comparisons of financial information for current and future periods with financial information from prior periods.
In accordance with General Instruction B.2 of Form 8-K, the information in the paragraphs above of this current report on Form 8-K, including Exhibit 99.4, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.
Forward-Looking Statements
This release contains forward-looking information. Words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” and “estimate,” and variations of such words and similar expressions, may identify such forward-looking information. Forward looking information in this release includes, but is not limited to, our financing plans, including the offering of the notes and the new revolver and the details thereof, including the proposed use of proceeds therefrom. Forward-looking information in this release is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual result, performance or achievements to differ materially from those that are anticipated. These and other risks and uncertainties include, but are not limited to, factors discussed under “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2016 and in our other public filings with the Securities and Exchange Commission. The forward-looking information included in this release is representative only as of the date of this document and The Brink’s Company undertakes no obligation to update any information contained in this document.

Item 9.01		Financial Statements and Exhibits

(d)	Exhibits

	23	Consent of KPMG LLP

	99.1	Press Release, dated September 29, 2017, issued by The Brink’s Company (Notes)

	99.2	Press Release, dated September 29, 2017, issued by The Brink’s Company (Senior Secured Credit Facility)

99.3
Revised Part II-Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 8. “Financial Statements and Supplementary Data” of the Brink’s Company’s Annual Report on Form 10-K for the year ended December 31, 2016, each as revised solely to reflect the changes to our financial reporting structure and early adoption of ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost

99.4
The Brink's Company segment and non-GAAP results (unaudited) for the full year 2014, each quarter in 2015 and 2016 and the first and second quarters of 2017 (as revised to reflect changes to “Other Items Not Allocated to Segments”)

101
The following revised materials from the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, formatted in Extensible Business Reporting Language (XBRL), each as revised solely to reflect the changes to our financial reporting structure: (a) Consolidated Statements of Operations; (b) Consolidated Statements of Comprehensive Income (Loss); (c) Consolidated Balance Sheets; (d) Consolidated Statements of Cash Flows; (e) Consolidated Statements of Equity; and (f) Notes to the Consolidated Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: September 29, 2017	By:	/s/Ronald J. Domanico
Ronald J. Domanico
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Item 9.01		Financial Statements and Exhibits

(d)	Exhibits

	23	Consent of KPMG LLP

	99.1	Press Release, dated September 29, 2017, issued by The Brink’s Company (Notes)

	99.2	Press Release, dated September 29, 2017, issued by The Brink’s Company (Senior Secured Credit Facility)

99.3
Revised Part II-Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 8. “Financial Statements and Supplementary Data” of the Brink’s Company’s Annual Report on Form 10-K for the year ended December 31, 2016, each as revised solely to reflect the changes to our financial reporting structure and early adoption of ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost

99.4
The Brink's Company segment and non-GAAP results (unaudited) for the full year 2014, each quarter in 2015 and 2016 and the first and second quarters of 2017 (as revised to reflect changes to “Other Items Not Allocated to Segments”)

101
The following revised materials from the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, formatted in Extensible Business Reporting Language (XBRL), each as revised solely to reflect the changes to our financial reporting structure: (a) Consolidated Statements of Operations; (b) Consolidated Statements of Comprehensive Income (Loss); (c) Consolidated Balance Sheets; (d) Consolidated Statements of Cash Flows; (e) Consolidated Statements of Equity; and (f) Notes to the Consolidated Financial Statements